                                                                EXHIBIT 10.6

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   SOFTBANK
                           MASTER SERVICE AGREEMENT

================================================================================
                                 CONFIDENTIAL
================================================================================

This Master Service Agreement is made this 1st day of October, 1998, between BuyComp, L.L.C., a California Corporation, with offices located at 21 Brookline, Aliso Viejo, California 92656 (hereinafter referred to as "CLIENT") and Upgrade Corporation of America d/b/a SOFTBANK Services Group, a Delaware Corporation, with offices located at 699 Hertel Avenue, Buffalo, New York 14207-2398 (hereinafter referred to as "SOFTBANK").

                                   Recitals

     WHEREAS, CLIENT has developed and owns or acquired all rights to a list of the registered or prospective users of its products; and

     WHEREAS, CLIENT intends to market and sell its product or services to its registered or prospective user base; and supporting such a user base; and

     WHEREAS, SOFTBANK has certain experience and capabilities in handling the tasks involved in selling to and supporting such a user base; and

     WHEREAS, CLIENT wishes to obtain the benefit of such experience and capabilities by utilizing certain services of SOFTBANK in CLIENT's marketing effort to sell it product or services; and

     WHEREAS, SOFTBANK agrees to supply CLIENT with the services of its staff to perform the services described in this Agreement and CLIENT agrees to use such services of SOFTBANK's staff for such purposes;

     NOW, THEREFORE, in consideration of the covenants derived hereunder the parties agree as follows:

1.   SOFTBANK Scope of Services
     --------------------------

     SOFTBANK agrees to use its best efforts to provide one or more of the following services, as mutually agreed upon and further set forth in the Service Fee & Responsibilities Attachment and detailed Specifications Form prepared by SOFTBANK at the direction of CLIENT.

2.   SOFTBANK Responsibilities
     -------------------------

     SOFTBANK will provide to CLIENT its services in a good and workmanlike manner and as set forth in the Service Fee & Responsibilities Attachment.

3.   CLIENT Responsibilities
     -----------------------

     In order for SOFTBANK to fulfill its obligations under this Agreement, it is necessary that CLIENT fully cooperate and assist SOFTBANK in SOFTBANK's performance of its obligations under this Agreement. Therefore, CLIENT agrees to perform in a timely fashion as applicable, its responsibilities set forth in the Service Fee & Responsibilities Attachment.

     In the event CLIENT fails to perform its Client Responsibilities in a timely manner and such failure causes SOFTBANK to incur additional cost, CLIENT shall reimburse SOFTBANK for such additional costs, provided they are reasonable and documented by SOFTBANK and provided there has been notice by SOFTBANK of a failure that will cause such costs to incurred.

4.   Dedicated Representatives
     -------------------------

     SOFTBANK shall appoint one qualified staff member ("SOFTBANK Account Service Representative"), who will (i) have authority to act for SOFTBANK and to make binding decisions with respect to this Agreement, unless otherwise limited herein; (ii) submit material and information requests to CLIENT; (iii) provide access to SOFTBANK's staff to answer questions; and (iv) provide schedules and plans to CLIENT for CLIENT's review and/or approval.

                         CONFIDENTIAL & PROPRIETARY

     CLIENT shall appoint one qualified staff member ("CLIENT Account Service Representative"), who will (i) have authority to act for CLIENT and to make binding decisions with respect to this Agreement; (ii) to execute any Addendums, Attachments or documents incorporated as a part of this Agreement on behalf of CLIENT; (iii) review promptly information supplied by SOFTBANK; (iv) provided and assume responsibilities for accuracy of CLIENT's information and data required by this Agreement; and (v) provide access to CLIENT staff to answer questions, and provide training to SOFTBANK.

5.   CLIENT Product/Literature
     -------------------------

                     (This section intentionally removed.)

6.   Confidentiality
     ---------------

     Both parties acknowledge that each party will be disclosing to the other confidential and proprietary information relating to their past, present and future activities, products services, customer lists, customer profiles, business plans, business practices and other information designated as confidential ("Confidential Information"). The Confidential Information may be disclosed orally or in writing, and all information, unless otherwise indicated, shall be deemed to be confidential and proprietary. Confidential Information, however, does not include information that: (i) is now or subsequently becomes generally available to the public through no fault or breach on the part of recipient; (ii) recipient can demonstrate to have had Confidential Information rightfully in its possession prior to disclosure; (iii) is independently developed by recipient without the use of any Confidential Information; or (iv) is information intended to be shared with CLIENT's customers or other third party; or (v) recipient rightfully obtains from a third party who has the right to transfer or disclose it.

     Both parties agree to hold the Confidential Information confidential and will not disclose it, and will prevent dissemination to any person who is not an employee of CLIENT or SOFTBANK without the prior written consent of the other party.

     SOFTBANK acknowledges that it has all employees enter into an agreement whereby they agree not to disclose or use the Confidential Information.

     SOFTBANK agrees that as a result of SOFTBANK's performance of the services, SOFTBANK enhances or improves the CLIENT's customer lists, such enhancements or improvements will be the property of CLIENT.

     All Confidential Information remains the property of the disclosing party and no license or other rights in the Confidential Information are granted hereby. Further, both parties agree to return all Confidential Information regardless of the media in which it is stored, including, but not limited to, records release to either party for marketing and distribution services, immediately upon either party's written request and in the case of termination or expiration of this Agreement, within thirty (30) days of such event.

     Both parties acknowledge that unauthorized disclosure or us of Confidential Information could cause irreparable harm and significant injury which may be difficult to ascertain. Accordingly, both parties agree that the aggrieved party will have the right to seek immediate injunctive relief from breaches of this Agreement, in addition to any other rights and remedies it may have.

7.   Proprietary Rights
     ------------------

     SOFTBANK shall be the sole and exclusive owner of any technology and works of authorship created by SOFTBANK and any modifications or derivative works that are created by SOFTBANK in connection with its performance of this Agreement. CLIENT acquires no right to use, transfer, assign, license or otherwise exploit in any manner any portion thereof for any purpose whatsoever, unless CLIENT shall have first negotiated and obtained on terms acceptable to SOFTBANK and CLIENT an agreement stating otherwise to be incorporated herein.

8.   Warranty Disclaimers
     --------------------

     THIS IS A SERVICE AGREEMENT, THEREFORE EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN, NEITHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS OR EITHER PARTY'S WORK OR PRODUCT FOR ANY PARTICULAR PURPOSE.

                         CONFIDENTIAL & PROPRIETARY

     THE END-USER WILL RECEIVE THE BENEFITS AND WARRANTIES CONTAINED IN THE CLIENT SOFTWARE LICENSE AGREEMENT THAT ACCOMPANIES EACH AND EVERY COPY OF THE PRODUCT.

9.   Limitation on Liability
     -----------------------

     NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY, OR TO ANY THIRD PARTY, FOR ANY CONSEQUENTIAL, INCIDENTAL, OR SPECIAL DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) INCURRED BY EITHER PARTY AS A RESULT OF ANY BREACH BY EITHER PARTY ARISING FROM OR RELATED TO THIS AGREEMENT, EXCEPT AS PROVIDED IN
SECTION 10 (INDEMNIFICATIONS) HEREOF. UNDER NO CIRCUMSTANCES SHALL SOFTBANK BE LIABLE FOR ANY LOSSES INCURRED BY CLIENT ATTRIBUTABLE TO ANY ELECTRONIC DATA TRANSFERS BY SOFTBANK.

10.  Indemnifications
     ----------------

     Notwithstanding any of the following, CLIENT will not be liable to indemnify SOFTBANK under the terms of any provision to the extent SOFTBANK's liability is in any way the result of SOFTBANK's error.

          a) CLIENT shall indemnify and hold SOFTBANK harmless from any demands, claims or suits from third parties for damages or expenses, including attorney's fees, arising out of the use or sale of CLIENT's products or SOFTBANK's use of CLIENT provided resources or information including, but not limited to, suits or proceedings, based upon (i) a claim of infringement or wrongful use of any patent, copyright, trade secret or other right of any third party; or (ii) a claim of product defect or failure to conform to published specification; or (iii) SOFTBANK's authorized use of CLIENT's Confidential Information, in SOFTBANK's performance of this Agreement as provided herein; or
(iv) a claim of an unfair or deceptive act and practice of the CLIENT; or (v) any acts, which do not comply with applicable State or Federal law and were performed by SOFTBANK at the direction of the CLIENT.

(Section (b) below applies only when SOFTBANK will collect or compute sales or us tax.)

                     (This section intentionally removed.)

 (Section (c) below applies only when CLIENT has agreed to have SOFTBANK ship product internationally from the United States.)

                     (This section intentionally removed.)

Section (d) below applies only when CLIENT has agreed to have SOFTBANK process payments and/or fulfill order.)

                     (This section intentionally removed.)

     In the event of a claim for indemnification arising out of the terms of or services provided under this Agreement, each party to this Agreement agrees to allow the other to audit applicable direct or indirect evidence in their possession that may be probative in determining the validity of the claim.

11.  Remittance Processing
     ---------------------

  (This section applies only when CLIENT has agreed to have SOFTBANK process payments and provide fulfillment services.)

                     (This section intentionally removed.)

12.  SOFTBANK Fees
     -------------

     CLIENT agrees to SOFTBANK for the performance of it services in accordance with the Service Fee & Responsibilities Attachment.

                         CONFIDENTIAL & PROPRIETARY

     Within [***] from the end of each calendar month, SOFTBANK will submit an
             ---
invoice to CLIENT for such services. SOFTBANK reserves the right to adjust monthly invoicing to weekly invoicing upon notification to CLIENT. SOFTBANK invoices to CLIENT are payable within [***] of receipt. All SOFTBANK invoices
                                       ---
are immediately due and payable upon termination of this Agreement.

     SOFTBANK reserves the right, without further notice, to assess a [***]
                                                                       ---
finance charge ([***] per annum) on any unpaid balances not paid within thirty
                 ---
(30) days. In the event of a dispute between CLIENT and SOFTBANK concerning fees, CLIENT agrees to make payment on the balance of fees that are not in dispute in accordance with other terms of this section. If CLIENT does not pay its invoice in full, reasonable justification for the unpaid amounts must be presented to SOFTBANK within ten (10) days from the date that the invoice amount is due or the CLIENT shall be deemed in default for non-payment. CLIENT must provide a reasonable justification for any invoice disputes on previously paid invoices within one hundred twenty (120) days from the date of invoice or shall waive it right to dispute the fees.

     All amounts payable to SOFTBANK by CLIENT or to CLIENT by SOFTBANK shall be in United States currency, unless otherwise specifically provided in accordance with this Agreement.

     Set-up Fees and deposits must be paid prior to SOFTBANK's services being provided. [***], as set forth in the Service Fee & Responsibilities Attachment,
           ---
[***]. Deposits may be applied towards any outstanding amounts due and owing and
 ---
are refundable upon payment of all outstanding invoices.

13.  Commencement of Services
     ------------------------

     SOFTBANK will use its best efforts to provide services to CLIENT at the earliest possible date or by the start date set forth in the Specifications Form. It is understood by the parties that if SOFTBANK assigns CLIENT a toll free number, toll number, P.O. box or fax number prior to the commencement of SOFTBANK services (for use in mailers, ads or other announcements) such numbers will only be activated upon SOFTBANK's receipt of a fully executed contract and applicable set-up fees and deposits.

14.  Modifications
     -------------

     Definitions: "Material Change" is defined as any addition or alteration of the terms of this Agreement that

               (i) alters the original intent of the parties as expressed in this Agreement; or
               (ii)  is inconsistent with any provision or this Agreement; or
               (iii) adds services or fees not included in this Agreement; or
               (iv) alters services or fees included in this Agreement. "Non-Material Change" is defined as a change that
               (i) initiates or curtails services and appropriate fees as included in this Agreement; or
               (ii)  affects product additions or deletions; or
               (iii) affects product price, weight, shipping and handling or product release date to SOFTBANK; or
               (iv) other change which does not constitute a material change as defined above.

     Modification: A material change shall be executed in writing and signed by a duly authorized representative of each party. A non-material change shall be agreed to by the CLIENT's Account Representative. Such Representative will have the authority and will execute a Specifications Form or Set-Up Billing Form. Any of the above executed documents shall be incorporated as part of this Agreement and shall be binding upon both parties. Any changes will be implemented as per CLIENT's request, upon SOFTBANK's receipt of an executed addendum or appropriate form and at a time mutually agree upon by both parties.

15.  Term of Agreement
     -----------------

     The term of this Agreement shall be for four (4) years from the date of this Agreement. At such time the parties shall have the opportunity to renew and /or renegotiate this Agreement. However, either party may renegotiate pricing at any time after the first anniversary date of this Agreement, but no more frequently than once in

___________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
    The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                         CONFIDENTIAL & PROPRIETARY
any twelve (12) month period by giving written notice of the intent to renegotiate along with a written revised pricing schedule. At the time of such negotiations SOFTBANK guarantees that it will offer to CLIENT pricing that equates to the best pricing offered to other SOFTBANK clients that maintain programs/campaigns of like volume and similar service metrics to those of CLIENT. If the parties cannot agree upon pricing modifications with sixty (60) days of notification, either party may terminate this Agreement in accordance with the default remedy (a), set forth below. If no new Agreement is made, this Agreement shall remain in force and renew on an annual basis thereafter.

     Notwithstanding the above, either party by written notice can terminate this Agreement as follows:

a) for default if such party has previously given written notice including a detailed description of the default by the other party and the other party has not cured such default within sixty (60) days of receipt of written notice; or

b) for default due to non-payment of fees under this Agreement, ten (10) days after written notice is provided to recipient; or

c) without cause on thirty (30) days written notice of termination subject to the following:

     If either this Agreement or a new campaign/program is terminated by CLIENT without cause CLIENT shall pay to SOFTBANK an amount equal to the higher of:

               (i) the highest ninety (90) day forecast during the six (6) months preceding the termination date of the Agreement or campaign/program; or

               (ii)  three (3) times the average monthly billings during the six
               (6) months preceding the termination of this Agreement or campaign/program.

     The remedies provided above in Section (c) are intended to reimburse SOFTBANK for its investment in people and equipment relating to this Agreement, plus all SOFTBANK Fees earned prior to the termination date. CLIENT acknowledges that the actual amount of SOFTBANK's investment would be difficult to calculate and agrees that such calculation shall not be required. In the event of default, the parties shall have all remedies provided in this Agreement or otherwise available under law.

     Upon termination, each party shall return any Confidential Information of the other party. Upon request and at the direction of the CLIENT, SOFTBANK agrees to transfer toll free number phone lines accordingly, provided that all amounts due SOFTBANK are paid and CLIENT has met all obligations pursuant to this Agreement.

16.  General Provisions
     ------------------

          a) CLIENT grants SOFTBANK permission to install CLIENT's product on SOFTBANK's internal network for SOFTBANK internal purposes only, including training.

          b) CLIENT acknowledges that SOFTBANK will retain a copy of the customer order database as support for all transactions processed by SOFTBANK. CLIENT agrees to cooperate and comply with any applicable laws or regulations which otherwise require SOFTBANK to retain copies of CLIENT's records and to cooperate and provide access to any documentation which may be requested of SOFTBANK by governmental authorities.

          c) SOFTBANK reserves the right to pass on any unanticipated price increases from its suppliers that directly affect the pricing of this Agreement and are effective during the term of this Agreement. This includes, but is not limited to, freight, telephone, credit card fees and postal rates. Said price increases shall be effective upon implementation of the price change by the supplier.

          d) CLIENT agrees that for quality control purposes SOFTBANK, at its sole discretion, may contact CLIENT's customers previously serviced by SOFTBANK to gather statistical information relating to customer satisfaction and SOFTBANK's performance under this Agreement. Such contact may include a variety of methods including, but not limited to, telephone, postal and email surveys, in box questionnaires and focus groups.

                         CONFIDENTIAL & PROPRIETARY

          e) This Agreement is not intended to create any relationship other than CLIENT as consignor and SOFTBANK as consignee of the product covered by this Agreement and SOFTBANK as independent contractor performing services covered by this Agreement. Neither party is a partner or legal representative of the other for any purpose whatsoever. It is understood between the parties that SOFTBANK is not authorized to make any contract, agreement or warranty on behalf of the CLIENT.

          f) This Agreement contains the entire agreement between the parties with the exception of the Attachments, Addendums or forms provided for in this Agreement, which are incorporated herein. This Agreement shall supersede all prior agreements and understandings between the parties with respect to the subject matter hereof. To the extent that any provision contained in any other document incorporated as part of this Agreement is inconsistent or conflicts with this Agreement, the provisions of this Agreement shall control. This Agreement may be amended only in writing signed by both parties or as otherwise provided for in this Agreement.

          g) Both parties agree to comply with all federal, state, local laws and regulations that are applicable to the services to be provided herein.

          h) This Agreement shall be governed by the laws of the State of New York and the venue shall be Buffalo, New York.

          i) Failure of either party to exercise it rights under this Agreement shall not be construed as a waiver thereof and shall not prevent said party from thereafter enforcing strict compliance with any of the terms thereof.

          j) Any notice which may be or is required to be given under this Agreement shall be written. Any written notices shall be sent by registered mail or certified mail, postage prepaid, return receipt requested or by other prepaid delivery method which is traceable. A fax notice does not constitute receipt of written notice and must be followed by written notice. All such notices shall be deemed to have been given when received and properly addressed as set forth below. Either party may change its address by giving notice to the other party pursuant to this Section.

     All notices must be sent to:

SOFTBANK:                                        CLIENT:
     Upgrade Corporations of America                   BuyComp, LLC
     d/b/a SOFTBANK Services Group                     21 Brookline
     699 Hertel Avenue                                 Aliso Viejo, CA 92656
     Buffalo, New York 14207                           Attn: Brent Rusick
     Attention: President                              V.P. Sales & Operations
     Fax Number (716) 871-6668
     cc: Contract Administrator

          k) Neither party shall be liable for a failure or delay in the performance of any of its obligations under this Agreement, except obligations for the payment of money, if such delay or failure is caused by circumstances beyond the reasonable control of the party affected. Strikes and other labor difficulties which are not capable of being terminated on terms acceptable to the party affected shall not be considered circumstances within the control of such party.

          l) No Assignment of this Agreement shall release CLIENT or change CLIENT's primary responsibility to make payments under this Agreement. Upon occurrence of any default under this Agreement, SOFTBANK may proceed directly against CLIENT without the necessity of exhausting any remedies against any assignee.

          m) The terms and conditions of Sections 5, 6, 7, 8, 10, 12, 15 and 16(b)(d)(h) will survive any termination or expiration of this Agreement.

                         CONFIDENTIAL & PROPRIETARY

Acceptance:

BuyCorp.

By:           ________________________________________ Date ____________________

Name & Title: Brent Rusick, VP Sales & Operations


Acceptance:

Upgrade Corporation of America d/b/a SOFTBANK Services Group:

By:           ________________________________________ Date ____________________

Name & Title: Gary M. Crosby, Executive Vice President and CFO

                         CONFIDENTIAL & PROPRIETARY

                                   SOFTBANK
                           MASTER SERVICE AGREEMENT
                   SERVICE FEE & RESPONSIBILITIES ATTACHMENT
                                BUYCOMP, L.L.C.
                 Fees Effective upon Commencement of Services
All services performed by SOFTBANK shall be rendered in accordance with the fees defined herein:

Service/SOFTBANK Responsibilities                   SOFTBANK Fee                                  CLIENT Responsibilities
----------------------------------------------------------------------------------------------------------------------------------
A.   Set-Up Fees & Deposits
                                                    Payable Upon Execution of Contract
         Set-Up Fee                                 Quoted based on specific needs and set
                                                    forth in the [***]
                                                                  ---

(30000)  Deposits (Refundable upon termination      WAIVED
         of the contract, provided outstanding
         invoices have been paid.)

B.   Campaign/Program Management:

(20400)  Monthly Campaign/Program Management fee    $[***] per month                              Provide campaign or program
                                                      ---                                         specific information as requested
                                                    To be reviewed by the parties quarterly       by the SOFTBANK Account Service
                                                    and adjusted as required and mutually         Representative and as requested in
                                                    agreed upon to meet program needs.            the Specifications Form.

                                                                                                  Participate in development of
                                                                                                  Telemarketing Call Guides,
                                                                                                  providing information including
                                                                                                  but not limited to:
                                                                                                    Product capabilities &
                                                                                                      technical requirements
                                                                                                    Marketing research questions
                                                                                                      (if required)
                                                                                                    Sales and technical objections
                                                                                                    Help desk issues
                                                                                                    "End of Call" coding

___________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                          CONFIDENTIAL & PROPRIETARY

C.   Inbound Service:

     Customer Care                                  (Note: SOFTBANK does not accept purchase
                                                    orders, check orders or tax exempt orders
                                                    via telephone.)

(25950)  Inbound service - (Monday-Friday, 7:00 am  [***]                                         Provide customer service and pre-
                                                     ---                                          sales information necessary
         - 10:00 pm ET)                                                                           associates working on CLIENT's
                                                                                                  behalf.

                                                    Upon attainment of an average agent count
            Includes questions concerning order     of [***]  SOFTBANK will provide a one time    CLIENT must provide SOFTBANK with
                                                        ---                                       a ninety (90) day rolling forecast
            entry, shipment returns, refunds,       credit to CLIENT of [***] that may be         to be submitted to SOFTBANK on the
            inventory levels, customer inquiries                         ---                      CLIENT Forecast Form, attached
            and call back, add new records,         applied prospectively toward future invoices  hereto.
            database edits, marketing/demographic   at the rate of [***] so long as the average
            surveys, after call work (ACW) when                     ---
            applicable                              monthly agent count for the month to which
                                                    the credit is being applied is at or above
                                                    the rate of [***] seats.
                                                                 ---

                                                    A "seat" equates to [***] agent minutes per
                                                                         ---
                                                    month.

(25950)     Minimum Quarterly Volume Commitment     01/01/99 - 03/31/99  [***] seat minimum       In the event CLIENT's actual
                                                                          ---                     volume does not meet the minimum
                                                    04/01/99 - 06/30/99  [***] seat minimum       forecasted volume commitments.
                                                                          ---                     CLIENT is responsible for payment
                                                    07/01/99 - 09/30/99  [***] seat minimum       of fees as set forth under the
                                                                          ---                     "SOFTBANK Fee" column. CLIENT
                                                    10/01/99 - 12/31/99  [***] seat minimum       shall make monthly payments based
                                                                          ---                     on the foregoing commitments and
                                                    01/01/00 - 09/30/02  [***] seat minimum       said payments shall be reflected
                                                                          ---                     in CLIENT's invoice.

                                                    A "seat" equates to [***] agent minutes per
                                                                         ---
                                                    month, or [***] agent minutes per quarter.
                                                               ---

                                                    Dividing a quarter's actual inbound agent
                                                    minutes by [***] will determine whether the
                                                                ---
                                                    minimum quarterly volume commitment has been
                                                    met.

                                                    If the minimum quarterly volume commitment
                                                    minutes [***] exceed actual billed agent
                                                             ---
                                                    minutes for the quarter, CLIENT shall be
                                                    obligated for the shortfall minutes, and
                                                    will be billed the difference at the
                                                    prevailing per minute rate for inbound
                                                    service.

(3310)      Electronic E-Mail Support               [***] (pricing subject to review and          CLIENT must provide documentation,
                                                     ---                                          support specialist education,
                                                    re-negotiation after thirty (30) days of      agent certification requirement,
                                                    operations.)                                  web page access and design
                                                                                                  requirements for web page if
                                                                                                  applicable, and provide all other
                                                                                                  information necessary to complete
                                                                                                  electronic support specifications
                                                                                                  as needed.

___________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                          CONFIDENTIAL & PROPRIETARY

D.  IVR (Interactive Voice Response) Services:
       Inbound call fee:                                                  PER CAMPAIGN             Provide first draft of script.
                                                                          ------------
(3300)      Call Routing                                  Minutes per Month   Fee per Minute        Provide sign-off for script and
                                                          -----------------   --------------
(3230)      Automated Technical Tips                      [***]               [***]                 call-flow in timely manner
                                                           ---                 ---
                                                                                                    before SOFTBANK begins to
                                                                                                    program.

            Automated Dealer Locator                                                                Provide Closed and Holiday
                                                                                                    Schedule

(3210)      Automated Order Inquiry                       [***]
                                                           ---
(3210)      Automated Registration                        + phone charges (See Telecommunications)  If applicable:
(3328)      Tel-Address(SM) (CLIENT provided Database)                                              . Provide first draft of
                                                                                                      "tech tips" (Q&As) and symptom
                                                                                                      based logic in script format.
                                                                                                    . Provide dealer database in
                                                                                                      acceptable SOFTBANK format
                                                                                                      that includes telephone
                                                                                                      numbers with area codes (no
                                                                                                      Toll Free numbers).
                                                                                                    . Provide Business Rules for
                                                                                                      how dealers will be found.
                                                                                                    . Provide campaign or program
                                                                                                      specific information
                                                                                                      including, but not limited to:
                                                                                                      Product description, customer
                                                                                                      pricing information, survey
                                                                                                      data, acceptable payment
                                                                                                      options and applicable
                                                                                                      customer S&H charges.
                                                                                                    . Provide registered or
                                                                                                      prospective user database
                                                                                                      (with unique numeric
                                                                                                      identifier), on acceptable
                                                                                                      media and in an applicable
                                                                                                      format readable by SOFTBANK.
(?)         Custom voice talent                           (Quote based on specific needs)
E.  Telecommunications

(9311)  T-1 Voice Interface Set-Up                        [***]                                       CLIENT is responsible for
                                                           ---
                                                                                                      operational ability to
                                                                                                      interface with [***] located
                                                                                                                      ---
                                                                                                      at SOFTBANK's facility.

        T-1 Voice maintenance fee

        Telecom Maintenance Fee
                                                          (Notwithstanding Section 16(k) of the
                                                          Agreement, CLIENT shall be required to
                                                          reimburse SOFTBANK [***] per agent hour
                                                                              ---
                                                          in the event CLIENT provided telephone
                                                          lines are rendered inoperable, regardless of
                                                          the cause.)

        Inbound switched access for CLIENT T1             $[***]
                                                            ---
        overflow.                                         (includes access fee & taxes)

(8100)  Additional Toll Free lines (if applicable)        $[***]
                                                            ---

_____________________________________

        [***] Confidential treatment has been requested for the bracketed
         ---
portions. The confidential redacted portion has been omitted and filed separtely with the Securities and Exchange Commission.

                          CONFIDENTIAL & PROPRIETARY

            (beyond three (3) on sales programs and/or one (1) on automated technology or technical support programs)

         Phone charges:  (if applicable)
(9001)      Toll Free inbound - SOFTBANK lines                     Carrier rates
                                                                   (includes line/access charges + taxes)

(N/A)       Toll inbound                                           CUSTOMER pays toll charges
(9210)      Toll outbound calls and call backs                     Carrier rates
                                                                   (includes toll charges + taxes)
F.  Administrative:

(19500)     Custom reporting/additional data imports/specialized   $[***]
                                                                     ---
            data transfers                                         billed in [***] increments,
                                                                              ---
                                                                   1 hour minimum

                                                                   + fee transfer, if applicable

(19510)     Campaign/program modifications beyond initial set-up   $[***]
                                                                     ---
            (e.g. CLIENT requested changes or additions, call
            guide updates, telecommunications programming,         billed in [***] minute increments,
                                                                              ---
            prompt changes, custom fax cover pages (CLIENT to
            supply artwork), additional fax documents, etc.)       1 hour minimum

(14510)     Training (includes client/product training provided
            by CLIENT or by SOFTBANK and includes agent and/or
            trainer time)                                                                                  Provide training to
                                                                                                           SOFTBANK Associates or
                   Training                                        $[***]                                  appropriate training
                                                                     ---
                   Overtime training                               $[***]                                  information or
                                                                     ---
                                                                                                           documentation covering
                                                                                                           specifics of the product
                                                                                                           and details of the
                                                                                                           campaign/program for
                                                                                                           SOFTBANK to provide
                                                                                                           training to its
                                                                                                           employees.

                                                                                                           Provide additional
                                                                                                           training as needed on an
                                                                                                           ongoing basis to support
                                                                                                           any additions or
                                                                                                           modifications to existing
                                                                                                           programs.
                                                                                                           All related training
                                                                                                           expenses, such as travel,
                                                                                                           shall be the
                                                                                                           responsibility of the
                                                                                                           CLIENT.
G.  End of Campaign/Program:

(19495)     Reporting/analysis                                     (Quote based on specific needs)

(20230)     Data transfer                                          (Quote based on specific needs)

*Pricing negotiable on a quarterly basis during the first year of online services.

___________________________

     [***] Confidential treatment has been requested for the bracketed portions.
      ---
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                          CONFIDENTIAL & PROPRIETARY

                             CLIENT FORECAST FORM
                             --------------------

CLIENT must provide SOFTBANK with a ninety (90) day rolling forecast to be submitted to SOFTBANK on this CLIENT Forecast Form. In the event SOFTBANK does not receive an ongoing forecast, it shall be entitled to rely upon the previous forecast for ongoing personnel planning.


     Client ID Number: __________________  Client Name:        BuyComp, L.L.C.
                                                               -----------------
     Campaign Number:  __________________  Campaign Start Date:_________________

       ----------------------------------------------------------------------------------------------------------------
                                                   90 DAY FORECAST
                                                      1st Period             2nd Period          3rd Period
                                                            (Period must be equivalent to a billing/reporting period.)
                                                     -----------------------------------------------------------------
                 Forecast Period Date
       ---------------------------------------------------------------------------------------------------------------
        Inbound               Talk Minutes
                                             -------------------------------------------------------------------------
                              ACW Minutes
       ---------------------------------------------------------------------------------------------------------------
        Outbound              Agent Hours
       ---------------------------------------------------------------------------------------------------------------
        MFRP                  Mail orders
                              Fax Orders
       ---------------------------------------------------------------------------------------------------------------
        ETS                   Cases
       ===============================================================================================================

The foregoing is the undersigned's forecast of volume under the services agreement between CLIENT and SOFTBANK Services Group.


SOFTBANK Services Group                   BuyComp, L.L.C.

_____________________________             ______________________________
Signature                                 Signature

_____________________________             ______________________________
Signator's Printer Name                   Signator's Printer Name

General Manager
-----------------------------             ______________________________
Signator's Title                          Signator's Title

_____________________________             ______________________________
Date                                      Date


                          CONFIDENTIAL & PROPRIETARY